UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 20,  2012

XUN ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53466	26-1616719
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12518 NE Airport Way, Suite 148 No. 156 Portland Oregon 97230

(Address of principal executive offices)

775-200-0505

 (Registrant's telephone number, including area code)

___N/A___

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Certain statements included in this Form 8-k regarding Xun Energy, Inc. ( “Company”) that are not  historical  facts are  forward-looking statements,  including  the  information  provided  with  respect  to the future business  operations  and  anticipated  operations  of the Company. These forward-looking  statements are based on current expectations, estimates,  assumptions and beliefs of management,  and words such as "expects," "anticipates,"   "intends,"   "plans,"   "believes,"   "estimates"  and  similar expressions  are intended to identify  such  forward-looking  statements. These forward-looking  statements involve risks and uncertainties,  including, but not limited  to,  the  success  of our  current  or  proposed  business  activities. Accordingly, actual results may differ.

Section 1- Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 20, 2012, Xun Oil Corporation, a wholly owned subsidiary of the Company, entered into an agreement, Commercial Loan Offer, which provides in part for the Company to receive from PRIVATE COLLATERAL LENDERS CORP. (PCLC) US$33,000,000 in financing for the acquisition of the West Crockett Oil and Gas Leases (West Crockett) and the future development of West Crockett.

The commercial loan terms are:

• Principal Amount: $33,000,000 United States Dollars (USD).
• $20,000,000 Senior Debt. + $13,000,000 Subordinate for future development.
• Interest Rate on Senior Debt: 6%
• Interest Rate on Subordinate: 6%
• Payment Amount: $1,200,000 (Interest Reserve).
• Payment Frequency: Prepaid for One (1) Full Year
• Date of First Regular Payment: One (1) Year from Closing.
• Final Interest Adjustment Date: April 30, 2012.
• Term – Last Payment Date: 12 Months from First Draw.
• Term in Months: 12 (automatically renewable - same interest)
• Amortization in Months: 300
• Origination Fee: 3 % of the Gross Financing payable at draw down. This amount shall be deducted from Gross Proceeds at Times of Disbursal.

Closing of the transaction is subject to the satisfaction of conditions precedent including but not limited to: Property and public liability insurance including all risk insurance (with extended coverage endorsement) on the Borrower’s real and personal property as required including lands, buildings, equipment and inventory in amounts and from an insurer acceptable to PCLC showing PCLC as low payee or mortgagee by way of standard mortgage endorsement, a refundable by guarantee Commercial Loan Underwriting Fee to PCLC of $360,000 CDN, confirmation that all Federal Revenue Agency accounts of the corporation are current, evidence that all business taxes are paid to date, and documentation to include, but not limited to the following:

• Professional Evaluation showing full debt-service capacity of wells. (Security).
• Résumé of Evaluator of Crockett (Texas) oilfields Property.
• Stock Ownership Documentation.
• Assignment Letter from the Owner of said properties.
• Development Plan. (Business Plan)
• Résumés of Principals
• Final Approval by PCLC’s lawyer and underwriter of all Documents presented to PCLC by Borrower.

Closing date is anticipated to be on or before April 30, 2012.

For a more detailed description of the Commercial Loan Offer with PCLC  you should review the Commercial Loan Offer in its entirety which is attached hereto and marked Exhibit 10.1

There can be no assurance that the proposed transaction will in fact close.

Item 9.01 Financial Statements and Exhibits.

Exhibit

10.1

Commercial Loan Offer

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 February 21, 2012

Xun Energy, Inc. BY: /S/ Jerry G. Mikolajczyk —————————————— Name: Jerry G. Mikolajczyk Title: President/CEO